UNITED STATES

SEURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

THE GREENROSE HOLDING COMPANY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway
Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one Pink redeemable warrant	OTC
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement.

Execution of Amendment to Transaction Support Agreement and Reinstatement and Amendment No. 1 to Forbearance Agreement

As described further below under Item 2.04, The Greenrose Holding Company Inc. (the “Company,” and together with its subsidiaries Theraplant, LLC (“Theraplant”) and True Harvest Holdings, Inc. (“True Harvest”), the “Greenrose Entities”) received notices of default under its Credit Agreement, by and among the Company, the lenders identified therein and DXR Finance, LLC (the “Agent”), dated November 26, 2021 (the “Credit Agreement”), the Transaction Support Agreement, and the Forbearance Agreement (each, as defined below) in connection with the Purported Stockholder Consent previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2023. As described further below, the Transaction Support Agreement, dated November 10, 2022, among the Company, Theraplant, True Harvest, the Agent, DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III”) (the “Transaction Support Agreement”) and the Forbearance Agreement, dated November 10, 2022, among Company, Theraplant, True Harvest, the Agent, DXR-I, DXR-II, and DXR-III (the “Forbearance Agreement”), each as described in the Company’s Form 8-K filed with the SEC on November 14, 2022, have been amended and amended and reinstated as applicable.

Reinstatement and Amendment No. 1 to Forbearance Agreement

The Reinstatement and Amendment No. 1 to Forbearance Agreement reinstates and amends the Forbearance Agreement (as so reinstated and amended, the “Amended Forbearance Agreement”). The execution of the Amended Forbearance Agreement serves as written notice of reinstatement of the Forbearance Agreement by the Agent to the Greenrose Entities, in accordance with the terms of the Forbearance Agreement with respect to the Forbearance Termination Event of Default (as defined in the Forbearance Agreement) alleged by the First Notice of Default (as defined in Item 2.04 below).

Pursuant to the Amended Forbearance Agreement (a) an Event of Default (as defined in the Forbearance Agreement) under the Credit Agreement that occurs after a Holdings Board Change (as defined below) will not constitute a Forbearance Termination Event of Default with respect to True Harvest or Theraplant, (b) solely with respect to the Company, a Holdings Board Change will constitute a Forbearance Termination Event of Default under the Amended Forbearance Agreement, (c) solely with respect to True Harvest and the Company, a TH Board Change (as defined below) will constitute a Forbearance Termination Event of Default under the Amended Forbearance Agreement, (d) prior to a Holdings Board Change or a TH Board Change, during the Forbearance Period (as defined in the Forbearance Agreement), the Agent will be permitted to vote the Voting Proxies (defined below) for limited purposes including to appoint Thomas Lynch, John Falcon and Jarom Fawson as manager(s) and/or director(s), as applicable, of True Harvest and Theraplant, and (e) following a Holdings Board Change or a TH Board Change, the Agent will be permitted to vote the Voting Proxies in its sole discretion.

Amendment to Transaction Support Agreement

The amendment to the Transaction Support Agreement (the “TSA Amendment”) provides, among other things, that:

●	if there is a valid and effective Change of Control (as defined below) of the board of directors of the Company (the “Board”) without the consent of Agent or that otherwise results in a breach of the Amended Forbearance Agreement (a “Holdings Board Change”), the Transaction Support Agreement will terminate solely with respect to the Company and the remaining parties to the Transaction Support Agreement will consummate the foreclosure with respect to the collateral owned by True Harvest and Theraplant (such transaction, the “Subsidiary Foreclosure”);

●	if there is a valid and effective Change of Control of the board of directors of True Harvest (the “TH Board”) without the consent of the Agent or that otherwise results in a breach of the Amended Forbearance Agreement, which is not cured within three days, and the exercise of the Voting Proxies (as defined below) are determined by a court of competent jurisdiction to be invalid (a “TH Board Change”), the Transaction Support Agreement, as amended, will terminate as to True Harvest and Agent may pursue any alternative method of foreclosure on the collateral owned by True Harvest, and the foreclosure will be consummated solely with respect to the collateral owned by Theraplant. For the purposes of the TSA Amendment, a “Change of Control” means that any subset of John Falcon, Steven Cummings, John Torrance, III, Benjamin Rose, Jarom Fawson, Thomas Lynch, or Brendan Sheehan cease to constitute or are determined by a court of competent jurisdiction not to constitute at least a majority of the Board or TH Board, as applicable;

●	upon consummation of the foreclosure, (i) NewCo (as defined in the Transaction Support Agreement) will assume certain employee liabilities of employees and independent contractors of the Company and all employee liabilities of Theraplant and True Harvest, except for certain specified severance obligations (as opposed to all employee liabilities of each of the Company, True Harvest and Theraplant) and (ii) in addition to its obligation to offer employment to all employees of True Harvest and Theraplant on terms substantially the same terms, and with no less favorable benefits, as such employees’ existing employment agreements, NewCo will substantially maintain such terms and benefits for a period of six months following the consummation of the foreclosure (to the extent such employee remains an employee of NewCo);

●	notwithstanding the termination of the Transaction Support Agreement as to Holdings, upon a Holdings Board Change, or as to True Harvest, upon a TH Board Change, NewCo’s (as defined in the Transaction Support Agreement) obligation to assume the foregoing employee liabilities of employees and independent contractors of the Company and True Harvest, as applicable, and its obligation to fund certain tax liabilities of each of the Company and True Harvest, as applicable, will survive such terminations; and

●	each of the Agent, True Harvest and Theraplant may terminate the Transaction Support Agreement as to all parties, upon any applicable governmental authority enacting or issuing any order, injunction or law making illegal, enjoining or prohibiting the consummation of the Subsidiary Foreclosure, which order, injunction or law remains in effect for more than ten business days following the issuances or entry thereof.

Under the TSA Amendment, NewCo will not be obligated to enter into any indemnification agreement with or otherwise indemnify any of the individuals purportedly appointed as directors of the Company or True Harvest pursuant to the Purported Stockholder Consent (such individuals, the “Purported New Directors”). Further, NewCo will not be required to deliver the Release Agreement (as defined in the Transaction Support Agreement) to any of the Purported New Directors. In the event of a Holdings Board Change or TH Board Change, NewCo will not be required to deliver the Release Agreement to the Company or True Harvest, as applicable, but will be required to deliver the Release Agreement to all other related parties and representatives of the Company and of True Harvest as set forth in the Release Agreement, except for the Purported New Directors and any other parties responsible for directing or participating in a Holdings Board Change or TH Board Change, as applicable. In addition, the indemnification agreements required under the Transaction Support Agreement to be delivered to any current director or officer (other than the Purported New Directors), at the closing of any foreclosure transaction contemplated by the Transaction Support Agreement, will include an indemnity for any claims arising from or related to liabilities that would have been assumed by NewCo but for a Holdings Board Change or TH Board Change and claims arising on or after January 24, 2023, in each case, subject to the limitations set forth in the Transaction Support Agreement.

The foregoing descriptions of the TSA Amendment and the Amended Forbearance Agreement do not purport to be complete and are subject to and qualified in its entirety by reference to the complete text of such agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.04.

Notices of Default

On January 31, 2023 the Company received a notice of default (the “First Notice of Default”) from the legal representatives on behalf of the Agent in reference to (i) the Credit Agreement, (ii) the Forbearance Agreement, and (iii) the Transaction Support Agreement. The First Notice of Default was supplemented on February 1, 2023 with a second notice of default (the “Second Notice of Default”, together with the First Notice of Default, the “Notices of Default”).

Pursuant to the First Notice of Default, the Agent alleged that the Purported Stockholder Consent as previously described in the Company’s Form 8-K filed with the SEC on January 30, 2023 constituted formation of a “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of shareholders holding more than 35% of the aggregate voting or economic interests of the Company, thereby triggering an Event of Default under the Credit Agreement and a Forbearance Termination Event of Default under the Forbearance Agreement. Pursuant to the Second Notice of Default, the Agent alleged that due to the termination of the Forbearance Agreement, certain other defaults alleged to have occurred previously are once again ripe.

Under the Notices of Default, the Agent exercised the voting and all other rights as a holder with respect to the Pledged Interests (as defined in the Credit Agreement) and otherwise acted with respect to the Pledged Interests as though the Agent was the outright owner thereof (the “Voting Proxies”). Pursuant to the exercise of those rights, the Agent designated John Falcon, Jarom Fawson, and Thomas Lynch, three of the Company’s current directors, to constitute (i) the entirety of the board of managers of Theraplant and (ii) the entirety of the board of directors of True Harvest.

The Agent indicated in the Notices of Default that it has not waived, and is not waiving any rights, remedies, powers, privileges and defenses afforded under the Credit Agreement and loan documents. The parties have addressed the Notices of Default by entering into the above-referenced Reinstatement and Amendment No. 1 to Forbearance Agreement and TSA Amendment.

Item 7.01 Regulation FD Disclosure.

The Company believes that the Purported Stockholder Consent and the other purported actions as previously described in the Company's Form 8-K filed with the SEC on January 30, 2023 are invalid. Accordingly, the Company believes that the removal of the current members of the Board on January 24, 2023 was not effective and the Board continues to consist of John Falcon, Steven Cummings, John Torrance, III, Benjamin Rose, Jarom Fawson, Thomas Lynch, Brendan Sheehan, William Harley III, and Daniel Harley, who will continue in office until the earlier of their resignation or their successors are duly elected in accordance with Delaware law and the Company’s Certificate of Incorporation and Amended and Restated Bylaws, adopted on October 3, 2022.

In connection with the Purposed Stockholder Consent as previously described in the Company’s Form 8-K filed with the SEC on January 30, 2023, on February 3, 2023, William Harley III and Greenrose Associates, LLC, as plaintiffs, filed a lawsuit in the Delaware Court of Chancery (the “Court”) against Jack Falcon, Brendan Sheehan, Steven Cummings, John Torrance, III, Benjamin Rose, Jarom Fawson, and Tom Lynch, as defendants, and the Company and True Harvest, as nominal defendants, pursuant to Section 225(a) of the Delaware General Corporation Law. Among other things, the lawsuit seeks a declaration from the Court as to the validity of the Purported Stockholder Consent to appoint the directors of the Company and True Harvest. The Agent has exercised its Voting Proxies in response to the Purported Stockholder Consent.

Forward-Looking Statements.

Statements made in this Current Report on Form 8-K (including the Exhibits hereto) that are not historical facts are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of the Company (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of the Company. Forward-looking statements are based on the opinions and estimates of management of the Company and/or the estimates of management of the companies the Company recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to the Company’s ability to pursue the transactions contemplated by the Forbearance Agreement, as amended and the Transaction Support Agreement, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1*	Amendment to Transaction Support Agreement
10.2	Reinstatement and Amendment No. 1 to Forbearance Agreement
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 10.1)

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: February 6, 2023	By:	/s/ Timothy Bossidy
	Name:	Timothy Bossidy
	Title:	Interim Chief Executive Officer